Supplement dated March 28, 2003 to the currently effective Statement of Additional Information dated April 30, 2002 and all currently effective supplements thereto:

NY Tax Free Money Fund Investment
Tax Free Money Fund Investment

The following paragraph will be the last paragraph in the 'Investment Policies' 'Municipal Securities' Section:

Municipal Trust Receipts. The Funds may invest up to 25% of their net assets in municipal trust receipts, or MTRs. Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. The Funds' investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Funds. While the Funds receive an opinion of legal counsel to the effect that the income from each MTRs is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. In the event the IRS issues an adverse ruling, there is a risk that the interest paid on such MTRs would be deemed taxable.


















               Please Retain This Supplement for Future Reference

                                                       Deutsche Asset Management


Supplement dated March 28, 2003 to the currently effective Prospectus dated April 30, 2002 and all currently effective Supplements thereto:

NY Tax Free Money Fund Investment

Tax Free Money Fund Investment

The following paragraph will be the last paragraph in the "Principal Investments" section for each Fund:

The Fund may invest up to 25% of its net assets in municipal trust receipts or MTRs. Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities.

The following will supplement the "Primary Risks" section for each Fund:

The Fund's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.













               Please Retain This Supplement for Future Reference




March 28, 2003